EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL

                20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM

                         RELO & NON-RELOCATION MORTGAGES

                               WFMBS SERIES 2004-W

                             POOL PROFILE (9/7/2004)

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                                                      -------------------      --------------------
                                                           5/1 POOL                 Tolerance
                                                      -------------------      --------------------
     AGGREGATE PRINCIPAL BALANCE                            $900,000,000                (+/- 7.00%)


     MORTGAGE LOAN CUTOFF DATE                                  1-Oct-04                       N/A
     INTEREST RATE RANGE                                 2.500% - 6.000%                       N/A
     GROSS WAC                                                    4.937%             (+ / - 10 bps)
     WEIGHTED AVERAGE SERVICE FEE                              25.0  bps
     MASTER SERVICING FEE                                        1.0 bps on Securitization only
     WAM (in months)                                                 359             (+/- 2 months)

     WALTV                                                           72%              (maximum +5%)

     CALIFORNIA PERCENT                                              44%              (maximum +5%)
     SINGLE LARGEST ZIP CODE PERCENT                                  1%             (maximum  +2%)

     AVERAGE LOAN BALANCE                                       $392,724         (maximum +$25,000)
     LARGEST INDIVIDUAL LOAN BALANCE                          $2,500,000       (maximum $2,500,000)

     CASH OUT REFINANCE PERCENT                                       6%             (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                                       94%              (minimum -5%)

     SINGLE FAMILY DETACHED PERCENT                                  82%              (minimum -5%)

     FULL DOCUMENTATION PERCENT                                      66%              (minimum -5%)

     WA FICO                                                         740               (minimum -5)

     UNINSURED > 80% LTV PERCENT                                      0%              (maximum +3%)

     RELOCATION PERCENT                                               9%              (minimum -2%)

     GROSS MARGIN                                                 2.750%              (+ / - 5 bps)

     GROSS LIFECAP                                                9.938%             (+ / - 10 bps)

     WA MONTHS TO NEXT ROLL                                           59           (+ / - 3 months)

     INTEREST ONLY PERCENT                                           80%             (maximum  +5%)
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  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                   WFMBS MORTGAGE LOAN POOL
                                       20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                                                RELO & NON-RELOCATION MORTGAGES
                                                      WFMBS SERIES 2004-W
                                                      PRICING INFORMATION
                                                    POOL PROFILE (9/7/2004)

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
      COLLATERAL                                                    Mortgage Loans Index off the One Year CMT.
                                                     None of the Mortgage Loans have a convertibility feature.
                  Generally the Mortgage Loans have a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                    Generally, the Mortgage Loans have a 5% Lifetime Rate Cap.

      RATING AGENCIES                                                                       TBD by Wells Fargo

      PASS THRU RATE                                                        Net WAC or Ratio Stripped/Variable

      STRUCTURE                                                           TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                         EXCEPT AS NOTED BELOW
                                                  (Call WF Structured Finance at the number below for details)

      AAA STRUCTURE DUE DATE                                                                          28-Sep-04            9:00 AM
                      Structures received or changes to structures past the due date will incur a $10,000 fee.

      PRICING DATE

      SETTLEMENT DATE                                                                                18-Oct-04

      ASSUMED SUB LEVELS                                                                AGG Assumed Level
      Levels and Rating Agencies for                                             AAA          3.00%
      2004-W to be determined by                                                  AA          1.50%
      Wells Fargo.                                                                 A          0.90%
      These levels are for bid purposes only.                                    BBB          0.60%
      They are not a trade stipulation.                                           BB          0.35%
      Any change in actual levels will not result                                  B          0.15%
      in price changes.
      If WF allows U/W to select Rating Agencies,                Note:  AAA Class will be rated by two rating agencies.
      there may be additional fees incurred.                     AA through B Classes will be rated by one rating agency.
                                                                 Additional tranche ratings will be paid for by the sub underwriter.
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      NOTE: Please note the following specifics of the 2004-W structure: Class A
      Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
      Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)

      * This Security may contain Pledged Asset Loans, Buydown Loans, and
      --------------------------------------------------------------------
      Manufactured Homes.
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      WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397

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                             WFASC Denomination Policy


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Type and Description of Certificates                                                   Minimum
                                                                                     Denomination     Physical      Book Entry
                                                                                        (1)(4)      Certificates   Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                  $25,000        Allowed        Allowed

Companion classes for PAC, TAC, Scheduled Classes                                      $100,000       Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates         $100,000       Allowed        Allowed

Notional and Nominal Face IO                                                             (2)          Allowed        Allowed

Residual Certificates                                                                    (3)          Required     Not Allowed

All other types of Class A Certificates                                                  (5)            (5)            (5)

Class B (Investment Grade)                                                             $100,000       Allowed        Allowed
Class B (Non-Investment Grade)                                                         $250,000       Required     Not Allowed
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(1)  WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)  100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)    Underwriter must obtain WFASC's approval.